EXHIBIT 10.2.1


                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

         This AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT, is made and entered into as of August 11, 2006 (this "AMENDMENT"), by and among Tarrant Apparel Group, a California corporation (the "COMPANY"), and the purchasers signatory hereto (each such purchaser is a "PURCHASER" and all such purchasers are, collectively, the "PURCHASERS").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Company and the Purchasers have entered into that Registration Rights Agreement dated as of June 16, 2006 (the "AGREEMENT"), pursuant to which the Company granted the Purchasers certain registration rights with respect to shares of the Company's Common Stock issuable upon exercise of warrants; and

         WHEREAS, the parties hereto desire to amend the Agreement to give effect to the changes set forth below.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, it is agreed that the Agreement is amended as follows:

1.       DEFINITIONS

         Capitalized terms defined in the Agreement and not otherwise defined herein shall have the meanings assigned to them in the Agreement. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Amendment as a whole.

2.       AMENDMENTS

2.1. AMENDMENT TO SECTION 2. Section 2 of the Agreement is amended to add the following paragraph as a new Section 2(b):

         "(b) If: (i) a Registration Statement is not filed on or prior to the Filing Date, or (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or prior to the 60th calendar following its Effectiveness Date (any such failure or breach being referred to as an "EVENT" and the date on which such Event occurs being referred to as "EVENT DATE"), then in addition to any other rights the Holders may have hereunder or under applicable law, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to one percent (1%) of the aggregate Exercise Price (as such term is defined in the Warrants) paid or payable by such Holder pursuant to the Warrants for any Registrable Securities then held by such Holder per month, for each calendar month until the Event is cured (pro rata for any period less than a full month); PROVIDED, HOWEVER, that no such


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liquidated  damages  shall be payable to a Holder  with  respect to any share of
Registrable Securities issuable upon exercise of the Warrants for any period in which either (x) the Exercise Price for such share is greater than the Current Market Value (as such term is defined in the Warrants) or (y) the Holder does not have right to exercise the Warrant for such share of Registrable Securities on such date; PROVIDED, FURTHER, that in no event shall the aggregate liquidated damages payable by the Company to any of the Holders exceed 20% of the aggregate Exercise Price paid or payable by such Holder pursuant to the Warrants for any Registrable Securities. The liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event for which such payments are required. Each such payment shall be due and payable within 5 days after each monthly anniversary of the Event Date until the Event is cured and within 5 days after the date of such cure. If the Company fails to pay any partial liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at the rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest therein, are paid in full. Amounts payable as liquidated damages to each Holder hereunder with respect to each share of Registrable Securities shall cease upon the earlier of (i) when the Holder has sold or otherwise transferred such share of Registrable Securities, unless the purchaser or transferee constitutes a Holder (in which case the amounts shall thereafter be payable to such purchaser or transferee) or (ii) upon the expiration of the Effectiveness Period."

2.2. AMENDMENT TO SECTION 6(B). Section 6(b) of the Agreement is amended in its entirety to read as follows:

         "(b) NO PIGGYBACK ON REGISTRATIONS. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities; provided, however, that notwithstanding the foregoing each Holder agrees and consents to the inclusion of an additional 60,000 shares of the Company's Common Stock (other than the Registrable Securities) in the initial Registration Statement for the registration of the resale of such shares by the holder thereof. The Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed."

2.3. FULL FORCE AND EFFECT. Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect. Each reference in the Agreement to "this Agreement" or "hereto" or "hereunder" shall mean the Agreement as amended by this Amendment, unless the context otherwise requires.


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3.       MISCELLANEOUS

3.1. GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Agreement.

3.2. CONFLICT OF TERMS. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the Agreement, the provision contained in this Amendment shall govern and control.

3.3. SEVERABILITY. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable..

3.4. HEADINGS. The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

3.5.     COUNTERPARTS.   This  Amendment  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF,  the parties have executed this Amendment as of the date first written above.


                                         TARRANT APPAREL GROUP

                                         By:  /S/ CORAZON REYES
                                              -------------------------------
                                              Name: Corazon Reyes
                                              Title: Chief Financial Officer


                      [SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                         REGISTRATION RIGHTS AGREEMENT]


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                            ORPHEUS HOLDINGS LLC

                            By: GUGGENHEIM INVESTMENT MANAGEMENT, LLC as Manager


                           By:      /s/ Stephen D. Sautel
                                 -----------------------------------------------
                                 Name:  Stephen D. Sautel
                                 Title: Managing Director


                            NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

                            By: MIDLAND ADVISORS COMPANY as its Agent

                            By:     /s/ Stephen D. Sautel
                                 -----------------------------------------------
                                 Name:  Stephen D. Sautel
                                 Title: Managing Director


                            MIDLAND NATIONAL LIFE INSURANCE COMPANY

                            By: MIDLAND ADVISORS COMPANY as its Agent

                           By:      /s/ Stephen D. Sautel
                                 -----------------------------------------------
                                 Name:  Stephen D. Sautel
                                 Title: Managing Director


                            DURHAM CAPITAL CORPORATION

                            By:
                                 -----------------------------------------------
                                  Name:
                                  Title:


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